                                                                    EXHIBIT 99.4

                        RECONSTITUTED SERVICING AGREEMENT

        THIS RECONSTITUTED SERVICING AGREEMENT (the "Agreement") is dated as of December 1, 2005, by and among Taberna Realty Holdings Trust, having an address at 1818 Market Street, Philadelphia, Pennsylvania 19103 ("TRHT"), and Aurora Loan Services LLC (the "Servicer") and acknowledged by Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A., as master servicer.

        WHEREAS, the Servicer and TRHT, as owner, entered into that certain Flow Servicing Agreement, dated as of September 30, 2005 (the "Servicing Agreement"); and

        WHEREAS, the Servicer has agreed to service those mortgage loans identified on Exhibit A attached hereto (the "Mortgage Loans") in accordance with the servicing provisions contained in the Servicing Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        1. Defined terms used in this Agreement and not otherwise defined herein shall have the meaning set forth in the Servicing Agreement.

        2. TRHT warrants and represents to the Servicer as of the date hereof:

        (a) Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and, except as set forth herein, the provisions of which have not been waived, amended or modified by TRHT in any respect, nor has any notice of termination been given by TRHT thereunder;

        (b) TRHT is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

        (c) TRHT has full organizational power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of TRHT's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of TRHT's charter or by-laws or any legal restriction, or any material agreement or instrument to which TRHT is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which TRHT or its property is subject. The execution, delivery and performance by TRHT of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of TRHT. This Agreement has been duly executed and delivered by TRHT and, upon the due authorization, execution and delivery by the Servicer, will constitute the valid and legally binding obligation of TRHT enforceable against TRHT in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

        (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by TRHT in connection with the execution, delivery or performance by TRHT of this Agreement, or the consummation by it of the transactions contemplated hereby.

        3. The Servicer warrants and represents to, and covenants with, TRHT as of the date hereof:

        (a) Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and, except as set forth herein, the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

        (b) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and the Servicer has all requisite power and authority to service the Mortgage Loans and the Servicer has all requisite power and authority to perform its obligations under the Servicing Agreement;

        (c) The Servicer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by TRHT, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

        (d) No consent, approval, order or authorization of any governmental entity is required to be obtained or made by TRHT in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby; and

        (e) The Servicer shall establish a Custodial Account and an Escrow Account as described under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Collection Account and Escrow Account previously established under the Servicing Agreement in favor of TRHT.

        4. The Servicer hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer") has been appointed as the master servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of December 1, 2005, among TRHT, Merrill Lynch Mortgage Investors Trust, Series 2005-A9 (the "Trust"), Wachovia Bank, National Association (the "Indenture Trustee"), and the Master Servicer. The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to:

        Wells Fargo Bank, N.A.
        9062 Old Annapolis Road
        Columbia, Maryland 21045
        Attention: Merrill Lynch Mortgage Investors, Inc., Series 2005-A9


        5. The Servicer shall, upon written notification from TRHT to the Servicer of the repurchase of a Mortgage Loan by TRHT pursuant to Article II of the Mortgage Loan Purchase Agreement, dated as of December 1, 2005, between TRHT and Merrill Lynch Mortgage Investors, Inc., deliver to Wells Fargo Bank, N.A., as custodian (the "Custodian"), a request for release (a "Request for Release"), substantially in the form of Exhibit E attached hereto, signed by a servicing officer of the Servicer (a "Servicing Officer"). Furthermore, from time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary insurance policy, the Servicer shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the related mortgage files (the "Mortgage Files") be released to the Servicer and certifying as to the reason for such release. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the liquidation proceeds relating to the Mortgage Loan have been deposited in the Master Servicer Collection Account or the payment account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the mortgaged property either judicially or non-judicially.

Recognition of TRHT

        6. The Servicer hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the terms and conditions of the Sale and Servicing Agreement pursuant to which the Master Servicer has the right to monitor the performance by the Servicer of its servicing obligations under the Servicing Agreement. Such right will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder (subject to the notice and cure provisions of the Servicing Agreement), the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer as they relate to the Mortgage Loans, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. In connection therewith, the Servicer hereby agrees to make all remittances required under the Servicing Agreement with respect to the Mortgage Loans to the Master Servicer for the benefit of the Trust in accordance with the following wire transfer instructions:

        Wells Fargo Bank, N.A.
        ABA #121-000-248
        Account Name: Corporate Trust Clearing
        Account # 3970771416
        For Further Credit to: MLMI 2005-A9, Account #17216400

        It is the intention of the Servicer and TRHT that this Agreement will be a separate and distinct servicing agreement between TRHT and the Servicer, and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

        7.      Modification of the Servicing Agreement:

        The Servicer and TRHT hereby amend the Servicing Agreement as follows:

        The following definitions are added to Article I:

               Indenture Trustee: Wachovia Bank, National Association.

               Master Servicer: Wells Fargo Bank, N.A. or its successors in interest.

        The definition of Business Day is deleted in its entirety and replaced with the following:

               Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Servicer are authorized or obligated by law or executive order to be closed."

        Section 3.03(vi) is hereby deleted in its entirety and replaced with the following:

        "with respect to each Principal Payment in full or in part the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans."

        The following sentence is added to the end of the first paragraph of
Section 4.02 of the Servicing Agreement:


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

        "In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately succeeding such tenth day) beginning in February 2006, the Servicer shall forward to the Master Servicer reports in the format set forth in Exhibit C and Exhibit D to the Reconstituted Servicing Agreement, dated as of December 1, 2005, between TRHT and the Servicer (or such other format as may be mutually agreed to by the Servicer and the Master Servicer), with respect to defaulted Mortgage Loans and realized loss calculations, respectively."

        Section 5.03 shall be amended by adding the following paragraphs at the end of such section:

        For so long as the Mortgage Loans are being master serviced by a master servicer in a securitization transaction, by March 15th of each year (or if not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and affiliates, certifying as to the following matters:

        For so long as the Mortgage Loans are being master serviced by a master servicer in a securitization transaction (the "Master Servicer"), by February 28th of each year (or if not a Business Day, the immediately preceding Business
Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and affiliates, certifying as to the following matters:

          (i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;

          (ii) Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

          (iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report, or otherwise disclosed in a writing submitted to the Master Servicer, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and

          (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.

        The Servicer shall indemnify and hold harmless the Master Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Section 5.02 and Section 5.03 or the gross negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under Section 5.02 and Section 5.03 or the Servicer's gross negligence, bad faith or willful misconduct in connection therewith."

        All references in Section 7.02 of the Servicing Agreement to "Purchaser" shall be deleted and replaced with "Purchaser or its designee".

        The following Subsection shall be added to Section 9.01:

        "(ix) failure by the Servicer to duly perform, within the required time period, its obligations under Section 5.02 and Section 5.03 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer from any party to this Servicing Agreement or from any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

        The following shall be added as Section 10.19 of the Servicing
Agreement:

        "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be


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

considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

        8.      Indemnification by Master Servicer.

        The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K under Section 3.17 of the Sale and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Sale and Servicing Agreement), other than the Servicer (as defined in this Agreement), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Sale and Servicing Agreement) to the Master Servicer.

        9.      Notice Addresses.

        If to TRHT:

        Taberna Realty Holdings Trust
        1818 Market Street
        Philadelphia, PA 19103
        Attention:  Jack Salmon

        with a copy to:

        Taberna Realty Holdings Trust
        1818 Market Street
        Philadelphia, PA 19103
        Attention:  Raphael Licht

        If to the Servicer:

        Aurora Loan Services LLC
        327 Inverness Drive South
        Englewood, Colorado 80112
        Attention:  Manager, Contract Administration
        Mail Stop - 3195


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

        with a copy to:

        Aurora Loan Services LLC
        601 Fifth Avenue
        P.O. Box 1706
        Scottsbluff, Nebraska 69361
        Attention: Manager, Loan Administration

        If to the Master Servicer,

        Wells Fargo Bank, N.A.
        9062 Old Annapolis Road
        Columbia, Maryland 21045
        Attention:  Merrill Lynch Mortgage Investors, Inc., Series 2005-A9

        If to Merrill Lynch Mortgage Investors, Inc.,

        Merrill Lynch Mortgage Investors, Inc.
        World Financial Center
        South Tower
        New York, New York 10281
        Attention: MLMI 2005-A9


        10. This Agreement shall be construed in accordance with the substantive laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

        11. From and after the date hereof, the Servicer, as servicer, shall recognize Merrill Lynch Mortgage Investors Trust, Series 2005-A9 as the owner of the Mortgage Loans, and the Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Servicing Agreement for the benefit of the Trust, and shall look solely to the Trust for performance of the obligations of Purchaser under the Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof, TRHT shall recognize the Servicer as the servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the Servicer under the Servicing Agreement with respect to the Mortgage Loans.

        12. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer or TRHT may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer or TRHT, respectively, hereunder.

        13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the acknowledgment parties.


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

        14. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]


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

        IN WITNESS WHEREOF, the parties have caused this Reconstituted Servicing Agreement to be executed by their duly authorized officers as of the date first above written.


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

TABERNA REALTY HOLDINGS TRUST

By:     ___________________________
Name:   ___________________________
Title:  ___________________________


AURORA LOAN SERVICES LLC,
THE SERVICER

By:     ___________________________
Name:   ___________________________
Title:  ___________________________

ACKNOWLEDGED AND AGREED
WELLS FARGO BANK, N.A.

By:     ___________________________
Name:   ___________________________
Title:  ___________________________


MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:     ___________________________
Name:   ___________________________
Title:  ___________________________

EXHIBIT A

                             Mortgage Loan Schedule

                             [Intentionally Omitted]

                                    EXHIBIT B

            Flow Servicing Agreement, dated as of September 30, 2005

                                See Exhibit 99.5

                                    EXHIBIT C

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

Loan No
Inv Loan No
Inv ID
Cat Code
Mortg Last Name
Mortg First Name
Prop St Add
Prop City
St
Zip
First Prin Bal
Lo Type
Ann Int Rte
Status
Nxt Due Dte
1st Legal Compltd dte/ actual
FC Atty Refrl Dte/ Actual
FC Sale Held Dte
REO Setup Dte
REO CMA Cmptd Dte
REO CMA as is value
REO Apprsl Cmpltd dte
REO Apprsd as is value
REO List price amt
REO List start dte
REO proceeds amt
REO evict start dte
REO evict complt dte
RS actual cmpl dte
Bnk filing dte
Bnk POC filing dte
Bnk PP due dte
Bnk PP 1 due dte
Bnk PP 2 due dte
Bnk relf filed dte
Bnk relf hearing dte
Bnk dismsl dte
Bnk relf denied dte
Bnk other dte
Bnk remvl code
Bnk chptr type
Bnk case no.
Bnk remvl dte
Bnk Ch 7 discharge dte
Bnk discharge dte
FP brkn dte
FP last change dte
FP orig plan end dte

                                    EXHIBIT D

REALIZED LOSS CALCULATION INFORMATION WELLS FARGO BANK, N.A.

Form 332


Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.      The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.    Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.     The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).


                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

     WELLS FARGO BANK, N.A. Trust:  ___________________________
     Prepared by: __________________ Date: _______________
     Phone: ______________________
     Servicer Loan No.               Servicer Name   Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
Interest accrued at Net Rate                        ________________(2)
Attorney's Fees                                     ________________(3)
Taxes                                               ________________(4)
Property Maintenance                                ________________(5)
MI/Hazard Insurance Premiums                        ________________(6)
Hazard Loss Expenses                                ________________(7)
Accrued Servicing Fees                              ________________(8)
Other (itemize)                                     ________________(9)

                                                   $___________________


Total Expenses                                     $_______________(10)
Credits:

Escrow Balance                                     $_______________(11)
HIP Refund                                          _______________(12)
Rental Receipts                                     _______________(13)
Hazard Loss Proceeds                                _______________(14)
Primary Mortgage Insurance Proceeds                 _______________(15)
Proceeds from Sale of Acquired Property             _______________(16)
Other (itemize)                                     _______________(17)

                                                    ___________________

                                                    ___________________
Total Credits                                      $_______________(18)

     Total Realized Loss (or Amount of Gain)       $___________________

                                    EXHIBIT E

                       MORTGAGE LOAN DOCUMENT RELEASE FORM


___________________________
[Date]


[Custodian]
[Address]
Attention: [____________________]

In connection with the administration of the mortgages held by you as Custodian under a certain Servicing Agreement dated as of [_______], 200_, between [OWNER] as Owner and Aurora Loan Services LLC as Servicer (the "Servicing Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.
Mortgagor's Name:
Address:
Loan No.:
Reason for requesting file:

_____ Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Custodial Account pursuant to the Servicing Agreement.)

_____ The Mortgage Loan is being foreclosed.

_____ Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Servicing Agreement or Mortgage Loan Purchase and Warranties Agreement.)

_____ Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited as required pursuant to the Servicing Agreement or Mortgage Loan Purchase and Warranties Agreement.)

_____ Other. (Describe)

_____ California Mortgage Loan expected to be paid in full.

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the

Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed or is a California Mortgage Loan specified above (in which case the Mortgage File will be returned when no longer required by us for such purpose). Capitalized terms used herein shall have the meanings ascribed to them in the Servicing Agreement.

                                            _________________________
                                            [Date]
                                            [Title]
                                            [Name of Servicer]